Organization and Summary of Significant Accounting Policies (Details 1) (Not Designated as Hedging Instruments, Mexican peso option contracts, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012
Not Designated as Hedging Instruments | Mexican peso option contracts
Pre-tax effects of the peso option contracts
Realized gain	$ 27	$ 18
Realized (loss)	(39)	(438)
Unrealized gain (loss)	$ 395	$ (640)